Subsequent events	9 Months Ended
Sep. 30, 2023
Subsequent events [Abstract]
Subsequent events
Note 22. - Subsequent events

On October 16th, 2023, Chile PV 2 did not make its project debt service mainly due to the low electricity prices in Chile, which represents an event of default under its financing arrangement. The carrying amount of the debt of $21.5 million shall not be reclassified yet as current as of September 30, 2023, in accordance with IAS 1, Presentation of Financial Statements. The Company and its partner are currently in conversations with the banks to obtain a potential waiver.

On November 7, 2023, the Board of Directors of the Company approved a dividend of $0.445 per share, which is expected to be paid on December 15, 2023.